SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 31, 2018 (August 30, 2018)

MoneyOnMobile, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Texas	000-53997	20-8592825
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 North Akard Street, Suite 2850, Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (214) 758-8600

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

MoneyOnMobile, Inc. (the “Company”) received a letter of resignation from Karl Power. Mr. Power informed the Company that, effective as of August 30, 2018, he resigned his position as a director on the Company’s Board of Directors. Mr. Power’s resignation was not as a result of any disagreements with the Company.

MoneyOnMobile, Inc. (the “Company”) received a letter of resignation from David Utterback. Mr. Utterback informed the Company that, effective as of August 30, 2018, he resigned his position as a director on the Company’s Board of Directors. Mr. Utterback’s resignation was not as a result of any disagreements with the Company.

MoneyOnMobile, Inc. (the “Company”) received a letter of resignation from Jim McKelvey. Mr. McKelvey informed the Company that, effective as of August 31, 2018, he resigned his position as a director on the Company’s Board of Directors. Mr. McKelvey’s resignation was not as a result of any disagreements with the Company.

MoneyOnMobile, Inc. (the “Company”) received a letter of resignation from Narayan (AG) Gangadhar. Mr. Gangadhar informed the Company that, effective as of August 31, 2018, he resigned his position as a director on the Company’s Board of Directors. Mr. Gangadhar’s resignation was not as a result of any disagreements with the Company.

MoneyOnMobile, Inc. (the “Company”) received a letter of resignation from Oleg Gordienko. Mr. Gordienko informed the Company that, effective as of August 31, 2018, he resigned his position as a director on the Company’s Board of Directors. Mr. Gordienko’s resignation was not as a result of any disagreements with the Company.

MoneyOnMobile, Inc. (the “Company”) received a letter of resignation from Maxim Scherbakov. Mr. Scherbakov informed the Company that, effective as of August 31, 2018, he resigned his position as a director on the Company’s Board of Directors. Mr. Scherbakov’s resignation was not as a result of any disagreements with the Company.

MoneyOnMobile, Inc. (the “Company”) received a letter of resignation from Gerald Ratigan. Mr. Ratigan informed the Company that, effective as of August 31, 2018, he resigned his position as a SVP Finance and Chief Accounting Officer.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

MONEYONMOBILE, INC.

August 31, 2018	By:	/s/ Harold H. Montgomery
Harold H. Montgomery
Chief Executive Officer